UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(AMENDMENT NO. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 3, 2016

PIVOT PHARMACEUTICALS INC.
(Exact name of registrant as specified in its charter)

British Columbia	333-161157	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1275 West 6th Avenue, Vancouver, British Columbia, Canada	V6H 1A6
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (604) 805-7783

n/a
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

We previously filed a Form 8-K on November 23, 2015, reporting our acquisition of IndUS Pharmaceuticals, Inc.("IndUS"), a Delaware corporation. We are filing this Form 8-K/A, Amendment No. 1, to provide the financial information required by Item 9.01.

Item 2.01 Completion of Acquisition or Disposition of Assets

On November 20, 2015, we completed the acquisition of IndUS pursuant to an Agreement and Plan of Merger and Acquisition Agreement dated as of November 4, 2015 among Pivot Pharmaceuticals Inc. ("Pivot"), Pivot Pharma U.S. Inc., a wholly owned subsidiary of Pivot, IndUS and Sindu Research Laboratories Pvt Ltd. As consideration for the purchase, we issued 4,750,000 shares of our common stock, of which 4,512,500 shares of our common stock were issued on November 23, 2015 and 237,500 shares of our common stock were issued on December 4, 2015 which shares were being held as a contingency pertaining to the liabilities of IndUS which were assumed by Pivot. IndUS is a United States-India cross-border pharmaceutical company conducting research and development activities for advancing novel therapeutics in the areas of oncology, infectious diseases and diabetes whose assets consisted of a portfolio of patented and proprietary, novel anticancer drug candidates from multiple chemical classes of molecules referred to as pyrrolobenzodiazepine dimers.

Item 3.02 Unregistered Sales of Equity Securities

Effective November 23, 2015 and December 4, 2015, we issued 4,512,500 and 237,500, respectively, shares of common stock to Clear Trust LLC, as nominee for the shareholders of IndUS, as consideration for the shares of IndUS acquired from such shareholders of IndUS. We relied on Regulation D and/or Section 4(2) of the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits

(a)	Audited financial statements of business acquired for the years ended December 31, 2014 and 2013
(b)	Unaudited financial statements of business acquired for the three and nine months ended September 30, 2015 and 2014
(c)	Combined pro-forma financial information (unaudited) for the period ended October 31, 2015 and the year ended January 31, 2015 reflecting amounts as if the acquisition had occurred previously

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIVOT PHARMACEUTICALS INC.

Date: February 3, 2016	By:	/s/ Pravin Chaturvedi
Pravin Chaturvedi
Chief Executive Officer

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INDUS PHARMACEUTICALS, INC.

Report of Independent Registered Public Accounting Firm and

Financial Statements

Years ended December 31, 2014 and 2013

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors

IndUS Pharmaceuticals, Inc.

We have audited the accompanying balance sheets of IndUS Pharmaceuticals, Inc. ("the Company") as of December 31, 2014 and 2013 and the related statements of operations, stockholders' deficit and cash flows for each of the years in the two year period ended December 31, 2014. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion the financial statements referred to above present fairly, in all material respects, the financial position of IndUS Pharmaceuticals, Inc. as of December 31, 2014 and 2013, and the results of their operations and cash flows for the years then ended, in conformity with U.S. generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company had an accumulated deficit, negative working capital, and no revenue to date as of December 31, 2014 which raises substantial doubt about its ability to continue as a going concern. Management's plans concerning these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Sadler, Gibb & Associates, LLC

Salt Lake City, UT

February 3, 2016

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INDUS PHARMACEUTICALS, INC.

Balance Sheets

	December 31, 2014 $	December 31, 2013 $
Assets

Current assets

Cash	1,058	2,113
Restricted cash	7,551	7,605
Prepaid expense	1,993	1,231

Total current assets	10,602	10,949

Deposits	2,900	2,900

Total assets	13,502	13,849

Liabilities and Stockholders' Deficit

Current liabilities

Accounts payable and accrued liabilities (Note 6(b))	357,951	289,934
Due to related party (Note 6(a))	9,470	9,470
Convertible debenture, related party (Note 6(b))	703,619	668,619

Total liabilities	1,071,040	968,023

Stockholders' Deficit

Common stock: 13,000,000 shares authorized, with par value of $0.01, 10,010,835 and 8,633,835 shares issued and outstanding, respectively (Note 4)	100,108	86,338

Additional paid-in capital	846,716	403,879

Accumulated deficit	(2,004,362)	(1,444,391)

Total stockholders' deficit	(1,057,538)	(954,174)

Total liabilities and stockholders' deficit	13,502	13,849

Nature of operations and continuance of business (Note 1)

Commitments and contingencies (Note 7)

Subsequent events (Note 8)

(The accompanying notes are an integral part of these financial statements)

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INDUS PHARMACEUTICALS, INC.

Statements of Operations

	Year Ended December 31, 2014 $	Year Ended December 31, 2013 $

Revenue	-	-

Expenses

Depreciation	-	3,038
General and administrative	344,298	44,407
Research and development	160,500	23,996

Total expenses	504,798	71,441

Loss from operations	(504,798)	(71,441)

Other income (expense)

Foreign exchange gain	2,738	13,687
Interest expense	(58,161)	(52,029)
Interest income	250	-

Total other expense	(55,173)	(38,342)

Net loss	(559,971)	(109,783)

Net loss per share - basic and diluted	(0.06)	(0.01)

Weighted average shares outstanding - basic and diluted	9,799,838	8,549,561

(The accompanying notes are an integral part of these financial statements)

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INDUS PHARMACEUTICALS, INC.

Statement of Stockholders' Deficit

	Common Stock		Additional Paid-In
	Shares	Amount	Capital	Deficit	Total
	#	$	$	$	$

Balance - December 31, 2012	8,539,835	85,398	388,676	(1,334,608)	(860,534)

Common stock issued for cash	84,000	840	14,160	-	15,000
Common stock issued for services	10,000	100	1,043	-	1,143
Net loss	-	-	-	(109,783)	(109,783)

Balance - December 31, 2013	8,633,835	86,338	403,879	(1,444,391)	(954,174)

Common stock issued for cash	336,000	3,360	56,640	-	60,000
Common stock issued for services	1,041,000	10,410	386,197	-	396,607
Net loss	-	-	-	(559,971)	(559,971)

Balance - December 31, 2014	10,010,835	100,108	846,716	(2,004,362)	(1,057,538)

(The accompanying notes are an integral part of these financial statements)

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INDUS PHARMACEUTICALS, INC.

Statements of Cash Flows

	Year Ended December 31, 2014 $	Year Ended December 31, 2013 $

Net loss	(559,971)	(109,783)

Operating activities
Adjustments to reconcile net loss to net cash used in operating activities:
Common stock issued for services	396,607	1,143
Depreciation	-	3,038
Expenses paid on behalf of the Company by a related party	35,000	63
Changes in operating assets and liabilities:
Prepaids and other	(762)	(1,231)
Accounts payable and accrued liabilities	68,017	31,390

Net cash used in operating activities	(61,109)	(75,380)

Financing activities
Change in restricted cash	54	-
Proceeds from convertible debenture, related party	-	57,000
Proceeds from issuance of common stock	60,000	15,000

Net cash provided by financing activities	60,054	72,000

Decrease in cash	(1,055)	(3,380)

Cash - beginning of period	2,113	5,493

Cash - end of period	1,058	2,113

Supplemental disclosures:
Interest paid	-	-
Income tax paid	-	-

(The accompanying notes are an integral part of these financial statements)

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INDUS PHARMACEUTICALS, INC.

Notes to the Financial Statements

Years Ended December 31, 2014 and 2013

1. Nature of Operations and Continuance of Business

IndUS Pharmaceuticals, Inc. (the "Company") was incorporated under the General Corporation Laws of the state of Delaware on March 24, 2005. On October 24, 2007, the Company was acquired by Napo Pharmaceuticals, Inc. ("Napo") and continued business as a subsidiary of Napo. On May 22, 2009, the Company was acquired by Dr. Pravin Chaturvedi from Napo. On July 16, 2009, the Company changed its name to IndUS Pharmaceuticals, Inc. The Company is a development stage biopharmaceutical company engaged in the development and commercialization of therapeutic pharmaceutical products.

These financial statements have been prepared on the going concern basis, which assumes that the Company will be able to realize its assets and discharge its liabilities in the normal course of business. As at December 31, 2014, the Company has not earned any revenue, has a working capital deficit of $1,060,438 and an accumulated deficit of $2,004,362. The continued operations of the Company are dependent on its ability to generate future cash flows or obtain additional financing. These factors raise substantial doubt about the Company's ability to continue as a going concern. These financial statements do not include any adjustments to the recorded assets or liabilities that might be necessary should the Company be unable to continue as a going concern.

In order to continue as a going concern, the Company will need, among other things, additional capital resources. Management's plan is to obtain such resources for the Company by obtaining capital from management and significant stockholders sufficient to meet its minimal operating expenses and seeking equity and/or debt financing. However, management cannot provide any assurances that the Company will be successful in accomplishing any of its plans.

2. Significant Accounting Policies

(a)	Basis of Presentation

The financial statements and the related notes of the Company are prepared in accordance with generally accepted accounting principles in the United States and are expressed in U.S. dollars. The Company's fiscal year-end is December 31.

(b)	Use of Estimates

The preparation of these financial statements in conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The Company regularly evaluates estimates and assumptions related to the useful life and recoverability of long-lived assets and deferred income tax asset valuation allowances. The Company bases its estimates and assumptions on current facts, historical experience and various other factors that it believes to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities and the accrual of costs and expenses that are not readily apparent from other sources. The actual results experienced by the Company may differ materially and adversely from the Company's estimates. To the extent there are material differences between the estimates and the actual results, future results of operations will be affected.

(c)	Foreign Currency

Foreign currency transactions denominated in a currency other than the entity's functional currency are included in determining net loss for the period. The Company recorded aggregate transaction gains of $2,738 and $13,687 during the years ended December 31, 2014 and 2013, respectively.

(d)	Cash, Cash Equivalents and Restricted Cash

The Company considers all highly liquid instruments with a maturity of three months or less at the time of issuance to be cash equivalents. As at December 31, 2014 and 2013, the Company had no cash equivalents.

Restricted cash is comprised of a letter of credit securing the Company's operating lease on its office space. Restricted cash balances at December 31, 2014 and 2013 were $7,551 and $7,605, respectively.

10

INDUS PHARMACEUTICALS, INC.

Notes to the Financial Statements

Years Ended December 31, 2014 and 2013

2. Significant Accounting Policies (continued)

(e)	Property and Equipment

Property and equipment is comprised of office and medical equipment and is recorded at cost. The Company amortizes the cost of equipment on a double declining basis over their estimated useful lives of five to seven years.

(f)	Long-lived Assets

In accordance with Accounting Standards Codification ("ASC") 360, "Property, Plant and Equipment", the Company tests long-lived assets or asset groups for recoverability when events or changes in circumstances indicate that their carrying amount may not be recoverable. Circumstances which could trigger a review include, but are not limited to: significant decreases in the market price of the asset; significant adverse changes in the business climate or legal factors; accumulation of costs significantly in excess of the amount originally expected for the acquisition or construction of the asset; current period cash flow or operating losses combined with a history of losses or a forecast of continuing losses associated with the use of the asset; and current expectation that the asset will more likely than not be sold or disposed significantly before the end of its estimated useful life. Recoverability is assessed based on the carrying amount of the asset and its fair value, which is generally determined based on the sum of the undiscounted cash flows expected to result from the use and the eventual disposal of the asset, as well as specific appraisal in certain instances. An impairment loss is recognized when the carrying amount is not recoverable and exceeds fair value.

(g)	Loss Per Share

The Company computes net loss per share in accordance with ASC 260, Earnings Per Share. ASC 260 requires presentation of both basic and diluted earnings per share ("EPS") on the face of the income statement. Basic EPS is computed by dividing net income (loss) available to common shareholders (numerator) by the weighted average number of shares outstanding (denominator) during the period. Diluted EPS gives effect to all dilutive potential common shares outstanding during the period using the treasury stock method and convertible preferred stock using the if-converted method. In computing diluted EPS, the average stock price for the period is used in determining the number of shares assumed to be purchased from the exercise of stock options or warrants. Diluted EPS excludes all dilutive potential shares if their effect is anti dilutive. As at December 31, 2014 and 2013, the Company has no potentially dilutive shares.

(h)	Comprehensive Loss

ASC 220, Comprehensive Income, establishes standards for the reporting and display of comprehensive loss and its components in the financial statements. As at December 31, 2014 and 2013, the Company had no items representing comprehensive income or loss.

(i)	Research and Development Costs

Research costs are expensed in the period that they are incurred. Research and development expenses totaled $160,500 and $23,996 during the years ended December 31, 2014 and 2013, respectively.

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INDUS PHARMACEUTICALS, INC.

Notes to the Financial Statements

Years Ended December 31, 2014 and 2013

2. Significant Accounting Policies (continued)

(j)	Income Taxes

The Company accounts for income taxes using the asset and liability method in accordance with ASC 740, "Income Taxes". The asset and liability method provides that deferred tax assets and liabilities are recognized for the expected future tax consequences of temporary differences between the financial reporting and tax bases of assets and liabilities, and for operating loss and tax credit carry-forwards. Deferred tax assets and liabilities are measured using the currently enacted tax rates and laws that will be in effect when the differences are expected to reverse. The Company records a valuation allowance to reduce deferred tax assets to the amount that is believed more likely than not to be realized. As of December 31, 2014 and 2013, the Company did not have any amounts recorded pertaining to uncertain tax positions.

The Company files federal and state income tax returns in the United States. The Company recognizes interest and penalties related to uncertain tax positions in tax expense. During the years ended December 31, 2014 and 2013, there were no charges for interest or penalties.

(k)	Financial Instruments and Fair Value Measures

ASC 820, Fair Value Measurements, requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. ASC 820 establishes a fair value hierarchy based on the level of independent, objective evidence surrounding the inputs used to measure fair value. A financial instrument's categorization within the fair value hierarchy is based upon the lowest level of input that is significant to the fair value measurement. ASC 820 prioritizes the inputs into three levels that may be used to measure fair value:

Level 1

Level 1 applies to assets or liabilities for which there are quoted prices in active markets for identical assets or liabilities.

Level 2

Level 2 applies to assets or liabilities for which there are inputs other than quoted prices that are observable for the asset or liability such as quoted prices for similar assets or liabilities in active markets; quoted prices for identical assets or liabilities in markets with insufficient volume or infrequent transactions (less active markets); or model-derived valuations in which significant inputs are observable or can be derived principally from, or corroborated by, observable market data.

Level 3

Level 3 applies to assets or liabilities for which there are unobservable inputs to the valuation methodology that are significant to the measurement of the fair value of the assets or liabilities.

The Company's financial instruments consist principally of cash, accounts payable and accrued liabilities, due to related party and convertible debenture to related party. Pursuant to ASC 820, the fair value of our cash is determined based on "Level 1" inputs, which consist of quoted prices in active markets for identical assets. The recorded values of all other financial instruments approximate their current fair values because of their nature and respective maturity dates or durations.

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INDUS PHARMACEUTICALS, INC.

Notes to the Financial Statements

Years Ended December 31, 2014 and 2013

2. Significant Accounting Policies (continued)

(l)	Recent Accounting Pronouncements

In June 2014, the FASB issued ASU 2014-10, "Development Stage Entities (Topic 915): Elimination of Certain Financial Reporting Requirements, Including an Amendment to Variable Interest Entities Guidance in Topic 810, Consolidation". The guidance eliminates the definition of a development stage entity thereby removing the incremental financial reporting requirements from U.S. GAAP for development or exploration stage entities, primarily presentation of inception to date financial information. The provisions of the amendments are effective for annual reporting periods beginning after December 15, 2014, and the interim periods therein. However, early adoption is permitted. Accordingly, the Company has adopted this standard as of December 31, 2014.

The Company has implemented all new accounting pronouncements that are in effect and that may impact its financial statements and does not believe that there are any other new accounting pronouncements that have been issued that might have a material impact on its financial position or results of operations.

3. Property and Equipment

	Cost $	Accumulated amortization $	December 31, 2014 Net carrying value $	December 31, 2013 Net carrying value $

Medical equipment	16,089	16,089	-	-
Furniture and fixture	562	562	-	-
Computer equipment	1,655	1,655	-	-
	18,306	18,306	-	-

Depreciation expense included as a charge to income was $nil and $3,038 for the years ended December 31, 2014 and 2013, respectively.

4. Common Stock

During the year ended December 31, 2014:

(a)

920,000 shares of common stock were issued on January 1, 2014 for management services (Note 6(c)) valued at $375,000. The value of the common stock issued was based on the value of the services provided.

(b)	336,000 shares of common stock were issued during the year for total cash proceeds of $60,000 (Note 6(c)).

(c)

20,000 shares of common stock were issued on May 6, 2014 for officer services (Note 6(c)) valued at $3,571. The value of the common stock issued was based on the price per share of the most recent common stock issuance for cash.

(d)

61,000 shares of common stock were issued on September 30, 2014 for research and development services (Note 6(c)) valued at $10,893. The value of the common stock issued was based on the price per share of the most recent common stock issuance for cash.

(e)

40,000 shares of common stock were issued during the year for director services (Note 6(c)) valued at $7,143. The value of the common stock issued was based on the price per share of the most recent common stock issuance for cash.

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INDUS PHARMACEUTICALS, INC.

Notes to the Financial Statements

Years Ended December 31, 2014 and 2013

4. Common Stock

During the year ended December 31, 2013:

(f)

5,000 shares of common stock were issued on September 30, 2013 and December 31, 2013 for officer services (Note 6(d)) valued at $1,143. The value of the common stock issued was based on the value of the services provided.

(g)	84,000 shares of common stock were issued during the year for total cash proceeds of $15,000 (Note 6(d)).

5. Income Taxes

The Company has approximately $936,000 of non-capital losses carried forward to offset taxable income in future years which expire beginning in fiscal 2030. The income tax benefit differs from the amount computed by applying the federal and state statutory rates to net loss before income taxes for the years ended December 31, 2014 and 2013, respectively, as a result of the following:

	2014 $	2013 $

Net loss before taxes	559,971	109,783
Statutory rate	23.7%	23.7%

Expected tax recovery	132,713	26,019
Permanent differences and other	(156)	(1,337)
Effect of tax-deductible items	817	910
Current period losses not recognized	(133,374)	(25,592)
Income tax provision	-	-

The significant components of deferred income tax assets and liabilities as at December 31, 2014 and 2013, after applying enacted corporate income tax rates, are as follows:

	2014 $	2013 $

Non-capital losses carried forward	228,124	206,218
Valuation allowance	(228,124)	(206,218)

Net deferred tax asset	-	-

The following table lists the expiration dates of the Company's operating losses:

Expiry Date	Non-Capital Loss $

2030	158,507
2031	534,272
2032	84,692
2033	62,765
2034	95,879

936,115

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INDUS PHARMACEUTICALS, INC.

Notes to the Financial Statements

Years Ended December 31, 2014 and 2013

6. Related Party Transactions

(a)	As at December 31, 2014, the Company owed $9,470 (2013 - $9,470) to the Chief Executive Officer and director of the Company, which is unsecured, non-interest bearing and due on demand.

(b)

As at December 31, 2014, the Company owed $703,619 (2013 - $668,619) as a convertible debenture to the Chief Executive Officer and director of the Company, which is unsecured, bears interest at 8% per annum and is due on demand. Advances were provided for operations and were made in cash and through payment of expenses by the Chief Executive Officer on behalf of the Company. Accrued interest on convertible debenture of $193,608 (2013 - $135,446) is included in accounts payable and accrued liabilities. The principal and any accrued interest is convertible at the option of the holder into the number of shares of common stock equal to one million (1,000,000) divided by the number of shares of common stock issued and outstanding prior to conversion of the note. The intrinsic value of the conversion feature was negative at origination and thus, no debt discounts were required to be recognized under ASC 470-20.

(c)

During the year ended December 31, 2014, 920,000 shares of common stock were issued to the Company's Chief Executive Officer (Note 4(a)), 336,000 shares of common stock were issued to an individual related to the Company's Chief Executive Officer (Note 4(b)), 20,000 shares of common stock were issued to the Company's Chief Financial Officer (Note 4(c)), 61,000 shares of common stock were issued to the Company's Chief Business Officer (Note 4(d)) and 40,000 shares of common stock were issued to a director (Note 4(e)).

(d)

During the year ended December 31, 2013, 10,000 shares of common stock were issued to the Company's Chief Financial Officer (Note 4(f)) and 84,000 shares of common stock were issued to an individual related to the Company's Chief Executive Officer (Note 4(g)).

7. Commitments and Contingencies

(a)	The Company has commitments under an operating lease for minimum annual rent of:

2015	$23,916
2016	$23,916
2017	$23,916
2018	$23,916
2019	$13,951

(b)

Under various consultancy agreements the Company is obligated to grant 41,833 options to purchase shares of the Company's common stock as of December 31, 2014 and 2013, respectively. The granting of such stock options is contingent on the closing of a round of outside financing of preferred stock or convertible debt, provided the option recipient is still providing services to the Company at the time of the closing.

8. Subsequent Event

On November 19, 2015, $1,026,063 of related party liabilities, consisting of $766,138 in convertible debenture, $250,455 in accrued interest and $9,470 in due to related party, were settled for 2,489,142 shares of common stock.

On November 20, 2015, the Company was acquired by Pivot Pharmaceuticals Inc. ("Pivot"), a British Columbia corporation, pursuant to an Agreement and Plan of Merger and Acquisition Agreement dated as of November 4, 2015 among the Company, Pivot, Pivot Pharma U.S. Inc., a wholly owned subsidiary of Pivot and Sindu Research Laboratories Pvt Ltd. As consideration for the purchase, Pivot issued 4,512,500 shares of its common stock immediately and 237,500 shares of its common stock on December 4, 2015 to stockholders of the Company. Pivot also granted 41,833 options to purchase its common stock.

15

INDUS PHARMACEUTICALS, INC.

Condensed Financial Statements

Three and nine months ended September 31, 2015 and 2014 (unaudited)

16

INDUS PHARMACEUTICALS, INC.

Condensed Balance Sheets

	September 30, 2015 $	December 31, 2014 $
	(unaudited)
Assets

Current assets

Cash	5,259	1,058
Restricted cash	7,551	7,551
Prepaid expense	1,993	1,993

Total current assets	14,803	10,602

Deposits	2,900	2,900

Total assets	17,703	13,502

Liabilities and Stockholders' Deficit

Current liabilities

Accounts payable and accrued liabilities	490,354	357,951
Due to related party (Note 4)	9,470	9,470
Convertible debenture, related party (Note 4)	766,138	703,619

Total liabilities	1,265,962	1,071,040

Stockholders' Deficit

Common stock: 13,000,000 shares authorized, with par value of $0.01, 10,238,979 and 10,010,835 shares issued and outstanding, respectively (Note 3)	102,389	100,108

Additional paid-in capital	885,175	846,716

Accumulated deficit	(2,235,823)	(2,004,362)

Total stockholders' deficit	(1,248,259)	(1,057,538)

Total liabilities and stockholders' deficit	17,703	13,502

Nature of operations and continuance of business (Note 1)

Subsequent events (Note 5)

(The accompanying notes are an integral part of these condensed financial statements)

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INDUS PHARMACEUTICALS, INC.

Condensed Statements of Operations

(unaudited)

	Three Months Ended September 30, 2015 $	Three Months Ended September 30, 2014 $	Nine Months Ended September 30, 2015 $	Nine Months Ended September 30, 2014 $

Revenue	-	-	-	-

Expenses

General and administrative	141,227	26,426	172,858	443,248
Research and development	14,259	10,893	14,259	10,893

Total expenses	155,486	37,319	187,117	454,141

Loss from operations	(155,486)	(37,319)	(187,117)	(454,141)

Other income (expense)

Foreign exchange gain	4,106	-	4,106	-
Interest expense	(16,150)	(15,775)	(48,450)	(47,325)
Interest income	-	199	-	199

Total other expense	(12,044)	(15,576)	(44,344)	(47,126)

Net loss	(167,530)	(52,895)	(231,461)	(501,267)

Net loss per share, basic and diluted	(0.02)	(0.01)	(0.02)	(0.05)

Weighted average shares outstanding - basic and diluted	10,013,315	9,873,324	10,011,671	9,741,091

(The accompanying notes are an integral part of these condensed financial statements)

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INDUS PHARMACEUTICALS, INC.

Condensed Statements of Cash Flows

(unaudited)

	Nine Months Ended September 30, 2015 $	Nine Months Ended September 30, 2014 $

Net loss	(231,461)	(501,267)

Operating activities
Adjustments to reconcile net loss to net cash used in operating activities:
Common stock issued for services	40,740	446,250
Changes in operating assets and liabilities:
Accounts payable and accrued liabilities	132,403	59,919

Net cash used in operating activities	(58,318)	4,902

Financing activities
Change in restricted cash	-	105
Proceeds from convertible debenture, related party	62,519	-

Net cash provided by financing activities	62,519	105

Increase in cash	4,201	5,007

Cash - beginning of period	1,058	2,113

Cash - end of period	5,259	7,120

Supplemental disclosures:
Interest paid	-	-
Income tax paid	-	-

(The accompanying notes are an integral part of these condensed financial statements)

19

INDUS PHARMACEUTICALS, INC.

Notes to the Condensed Financial Statements

Period Ended September 30, 2015 (unaudited) and December 31, 2014

1. Nature of Operations and Continuance of Business

IndUS Pharmaceuticals, Inc. (the "Company") was incorporated under the General Corporation Laws of the state of Delaware on March 24, 2005. On October 24, 2007, the Company was acquired by Napo Pharmaceuticals, Inc. ("Napo") and continued business as a subsidiary of Napo. On May 22, 2009, the Company was acquired by Dr. Pravin Chaturvedi from Napo. On July 16, 2009, the Company changed its name to IndUS Pharmaceuticals, Inc. The Company is a development stage biopharmaceutical company engaged in the development and commercialization of therapeutic pharmaceutical products.

These condensed financial statements have been prepared on the going concern basis, which assumes that the Company will be able to realize its assets and discharge its liabilities in the normal course of business. As at September 30, 2015, the Company has not earned any revenue, has a working capital deficit of $1,251,159 and an accumulated deficit of $2,235,823. The continued operations of the Company are dependent on its ability to generate future cash flows or obtain additional financing. These factors raise substantial doubt about the Company's ability to continue as a going concern. These condensed financial statements do not include any adjustments to the recorded assets or liabilities that might be necessary should the Company be unable to continue as a going concern.

In order to continue as a going concern, the Company will need, among other things, additional capital resources. Management's plan is to obtain such resources for the Company by obtaining capital from management and significant stockholders sufficient to meet its minimal operating expenses and seeking equity and/or debt financing. However, management cannot provide any assurances that the Company will be successful in accomplishing any of its plans.

2. Significant Accounting Policies

(a)	Basis of Presentation

The condensed financial statements and the related notes of the Company are prepared in accordance with generally accepted accounting principles in the United States and are expressed in U.S. dollars. The Company's fiscal year-end is December 31.

(b)	Use of Estimates

The preparation of condensed these financial statements in conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the condensed financial statements and the reported amounts of revenues and expenses during the reporting period. The Company regularly evaluates estimates and assumptions related to the useful life and recoverability of long-lived assets and deferred income tax asset valuation allowances. The Company bases its estimates and assumptions on current facts, historical experience and various other factors that it believes to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities and the accrual of costs and expenses that are not readily apparent from other sources. The actual results experienced by the Company may differ materially and adversely from the Company's estimates. To the extent there are material differences between the estimates and the actual results, future results of operations will be affected.

(c)	Foreign Currency

Foreign currency transactions denominated in a currency other than the entity's functional currency are included in determining net loss for the period. The Company recorded aggregate transaction gains of $4,106 and $nil during the nine months ended September 30, 2015 and 2014, respectively.

20

INDUS PHARMACEUTICALS, INC.

Notes to the Condensed Financial Statements

Period Ended September 30, 2015 (unaudited) and December 31, 2014

2. Significant Accounting Policies (continued)

(d)	Loss Per Share

The Company computes net loss per share in accordance with ASC 260, Earnings Per Share. ASC 260 requires presentation of both basic and diluted earnings per share ("EPS") on the face of the income statement. Basic EPS is computed by dividing net income (loss) available to common shareholders (numerator) by the weighted average number of shares outstanding (denominator) during the period. Diluted EPS gives effect to all dilutive potential common shares outstanding during the period using the treasury stock method and convertible preferred stock using the if-converted method. In computing diluted EPS, the average stock price for the period is used in determining the number of shares assumed to be purchased from the exercise of stock options or warrants. Diluted EPS excludes all dilutive potential shares if their effect is anti dilutive. As at September 30, 2015 and December 31, 2014, the Company has no potentially dilutive shares.

(e)	Comprehensive Loss

ASC 220, Comprehensive Income, establishes standards for the reporting and display of comprehensive loss and its components in the condensed financial statements. As at September 30, 2015 and December 31, 2014, the Company had no items representing comprehensive income or loss.

(f)	Recent Accounting Pronouncements

The Company has implemented all new accounting pronouncements that are in effect and that may impact its financial statements and does not believe that there are any other new accounting pronouncements that have been issued that might have a material impact on its financial position or results of operations.

3. Common Stock

During the period ended September 30, 2015:

(a)

228,144 shares of common stock were issued for management services (Note 4(c)) valued at $40,740. The value of the common stock issued was based on the price per share of the most recent common stock issuance for cash.

During the period ended September 30, 2014:

(b)

920,000 shares of common stock were issued on January 1, 2014 for management services (Note 4(d)) valued at $375,000. The value of the common stock issued was based on the value of the services provided.

(c)	308,000 shares of common stock were issued during the year for total cash proceeds of $55,000 (Note 4(d)).

(d)

20,000 shares of common stock were issued on May 6, 2014 for officer services (Note 4(d)) valued at $3,571. The value of the common stock issued was based on the price per share of the most recent common stock issuance for cash.

(e)

61,000 shares of common stock were issued on September 30, 2014 for research and development services (Note 4(d)) valued at $10,893. The value of the common stock issued was based on the price per share of the most recent common stock issuance for cash.

(f)

10,000 shares of common stock were issued during the year for director services (Note 4(d)) valued at $1,786. The value of the common stock issued was based on the price per share of the most recent common stock issuance for cash.

21

INDUS PHARMACEUTICALS, INC.

Notes to the Condensed Financial Statements

Period Ended September 30, 2015 (unaudited) and December 31, 2014

4. Related Party Transactions

(a)	As at September 30, 2015, the Company owed $9,470 (December 31, 2014 - $9,470) to the Chief Executive Officer and director of the Company, which is unsecured, non-interest bearing and due on demand.

(b)

As at September 30, 2015, the Company owed $766,138 (December 31, 2014 - $703,619) as a note payable to the Chief Executive Officer and director of the Company, which is unsecured, bears interest at 8% per annum and is due on demand. Advances were provided for operations and were made in cash and through payment of expenses by the Chief Executive Officer on behalf of the Company. Accrued interest on convertible debenture of $233,813 (December 31, 2014 - $193,603) is included in accounts payable and accrued liabilities. The principal and any accrued interest is convertible at the option of the holder into the number of shares of common stock equal to one million (1,000,000) divided by the number of shares of common stock issued and outstanding prior to conversion of the note. The intrinsic value of the conversion feature was negative at origination and thus, no debt discounts were required to be recognized under ASC 470-20.

(c)	During the period ended September 30, 2015, 228,144 shares of common stock were issued to the Company's Chief Executive Officer (Note 3(a)).

(d)

During the period ended September 30, 2014, 920,000 shares of common stock were issued to the Company's Chief Executive Officer (Note 3(b)), 308,000 shares of common stock were issued to an individual related to the Company's Chief Executive Officer (Note 3(c)), 20,000 shares of common stock were issued to the Company's Chief Financial Officer (Note 3(d)), 61,000 shares of common stock were issued to the Company's Chief Business Officer (Note 3(e)) and 10,000 shares of common stock were issued to a director (Note e(f)).

5. Subsequent Events

On November 19, 2015, $1,026,063 of related party liabilities, consisting of $766,138 in convertible debenture, $250,455 in accrued interest and $9,470 in due to related party, were settled for 2,489,142 shares of common stock.

On November 20, 2015, the Company was acquired by Pivot Pharmaceuticals Inc. ("Pivot"), a British Columbia corporation, pursuant to an Agreement and Plan of Merger and Acquisition Agreement dated as of November 4, 2015 among the Company, Pivot, Pivot Pharma U.S. Inc., a wholly owned subsidiary of Pivot and Sindu Research Laboratories Pvt Ltd. As consideration for the purchase, Pivot issued 4,512,500 shares of its common stock immediately and 237,500 shares of its common stock on December 4, 2015 to stockholders of the Company. Pivot also granted 41,833 options to purchase its common stock.

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UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

Balance Sheet as at October 31, 2015	24

Statement of Operations for the Nine Months Ended October 31, 2015	25

Statement of Operations for the Year Ended January 31, 2015	26

Notes to the Financial Statements	27

UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

On November 20, 2015, Pivot Pharmaceuticals Inc. ("Pivot") completed the acquisition of IndUS Pharmaceuticals, Inc. ("IndUS"), a Delaware corporation, pursuant to an Agreement and Plan of Merger and Acquisition Agreement dated as of November 4, 2015 among Pivot, Pivot Pharma U.S. Inc., a wholly owned subsidiary of Pivot, IndUS and Sindu Research Laboratories Pvt Ltd. 4,750,000 shares of Pivot's common stock were issued to IndUS's stockholders as consideration for the acquisition.

The following Unaudited Pro Forma Combined Financial Statements give effect to the aforementioned acquisition based on the assumptions and adjustments set forth in the accompanying notes to the Unaudited Pro Forma Combined Financial Statements, which management believes are reasonable. The Unaudited Pro Forma Combined Balance Sheet and Combined Statements of Operations, represents the combined financial position and operations of Pivot and IndUS as of October 31, 2015 as if the acquisition occurred on February 1, 2014. These Unaudited Pro Forma Combined Financial Statements and accompanying notes should be read in conjunction with the audited historical financial statements and related notes of IndUS, which are included in this document.

The Unaudited Pro Forma Combined financial information is presented for illustrative purposes only and is not necessarily indicative of the operating results that would have been achieved if the acquisition of IndUS by Pivot had been consummated as of the beginning of the period indicated, nor is it necessarily indicative of the results of future operations.

23

PIVOT PHARMACEUTICALS INC.

Combined Pro Forma Balance Sheets

As of October 31, 2015

	Pivot Pharmaceuticals Inc. $	IndUS Pharmaceuticals, Inc. $	Adjustments $	Notes	Total $
Assets

Current assets

Cash	187,886	831	-		188,717
Restricted cash	-	7,551	-		7,551
Amounts receivable	7,936	-	-		7,936
Prepaid expense and other	12,279	1,993	-		14,272

Total current assets	208,101	10,375	-		218,476
Deposits	-	2,900			2,900
Property and equipment	76	-			76

Total assets	208,177	13,275	-		221,452

Liabilities and Stockholders' Equity (Deficit)

Current liabilities

Accounts payable and accrued liabilities	142,593	499,124	(238,917)	(i)	402,800
Due to related party	1,366	9,470	(9,470)	(i)	1,366

Total current liabilities	143,959	508,594	(248,387)		404,166

Due to related party	-	766,138	(766,138)	(i)	-

Total liabilities	143,959	1,274,732	(1,014,525)		404,166

Stockholders' Deficit

Common stock	8,336,622	102,389	1,899,700	(i), (ii)	10,338,711

Common stock issuable	13,814	-	-		13,814

Additional paid-in capital	267,586	885,175	(885,175)	(ii)	267,586

Accumulated deficit	(8,553,804)	(2,249,021)	-		(10,802,825)

Total stockholders' equity (deficit)	64,218	(1,261,457)	1,014,525		(182,714)

Total liabilities and stockholders' equity (deficit)	208,177	13,275	-		221,452

24

PIVOT PHARMACEUTICALS INC.

Combined Pro Forma Statement of Operations

For the Nine Months Ended October 31, 2015

	Pivot Pharmaceuticals Inc. $	IndUS Pharmaceuticals, Inc. $	Adjustments $	Notes	Total $

Revenue	-	-	-		-

Expenses

Depreciation	341	-	-		341
General and administrative	4,389,646	234,507	-		4,624,153
Research and development	-	14,259	-		14,259

Total expenses	4,389,987	157,472	-		4,638,753

Loss from operations	(4,389,987)	(157,472)	-		(4,638,753)

Other (expense) income

Foreign exchange (loss) gain	(11,189)	4,106	-		(7,083)
Gain on change in fair value of derivative liabilities	18,665	-	-		18,665

Total other income	7,476	4,106	-		11,582

Net loss	(4,382,511)	(157,472)	-		(4,627,171)

25

PIVOT PHARMACEUTICALS INC.

Combined Pro Forma Statement of Operations

For the Year Ended January 31, 2015

	Pivot Pharmaceuticals Inc. $	IndUS Pharmaceuticals, Inc. $	Adjustments $	Notes	Total $

Revenue	-	-	-		-

Expenses

Depreciation	455	-	-		455
General and administrative	71,422	407,377	-		478,799
Research and development	-	160,500	-		160,500

Total expenses	71,877	567,877	-		639,754

Loss from operations	(71,877)	(567,877)	-		(639,754)

Other (expense) income

Accretion of discount on convertible debentures	(9,712)	-	-		(9,712)
Financing costs	(170,078)	-	-		(170,078)
Foreign exchange (loss) gain	(58,933)	2,738	-		(56,195)
Gain on change in fair value of derivative liabilities	210,100	-	-		210,100
Interest expense	(72,247)	-	-		(72,247)
Interest income	-	250	-		250
Loss on settlement and conversions of debentures	(1,084,300)	-	-		(1,084,300)

Total other (expense) income	(1,185,170)	2,988	-		(1,182,182)

Net loss	(1,257,047)	(564,889)	-		(1,821,936)

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PIVOT PHARMACEUTICALS INC.

Notes to the Unaudited Pro Forma Combined Financial Statements

1. BASIS OF PREPARATION

The Unaudited Pro Forma Combined Balance Sheet represents the combined financial position of Pivot and IndUS as of October 31, 2015 as if the acquisition occurred on February 1, 2014.

The Unaudited Pro Forma Combined Statements of Operations represent the combined financial results of Pivot and IndUS assuming that the acquisition took place on February 1, 2014.

2. PRO FORMA ADJUSTMENTS

(i)	Amounts owing to a related party in IndUS were settled with common stock of IndUS prior to its acquisition by Pivot.

(ii)	Adjustment to eliminate equity of IndUS as of October 31, 2015.

27